UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 August 1, 2007
                Date of Report (Date of earliest event reported)

                     PEAPACK-GLADSTONE FINANCIAL CORPORATION
             (Exact name of Registrant as Specified in its Charter)

                                   New Jersey
                 (State or Other Jurisdiction of Incorporation)

                              001-16197 22-3537895
           (Commission File Number) (IRS Employer Identification No.)

               158 Route 206, Peapack-Gladstone, New Jersey 07934
                    (Address of principal executive offices)

                                 (908) 234-0700
              (Registrant's telephone number, including area code)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
      [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
      [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
      [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.02      Results of Operations and Financial Condition.

On August 1, 2007, Peapack-Gladstone Financial Corporation (the "Corporation") issued a press release reporting earnings and other financial results for its second quarter of 2007, which ended June 30, 2007. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference in its entirety.

The information disclosed under this Item 2.02, including Exhibit 99.1, shall be considered "furnished" but not "filed" for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01      Financial Statements and Exhibits.

      (d) Exhibits.

                  Exhibit No.     Title
                  -----------     -----

                  99.1            Press Release dated August 1, 2007.

The press release disclosed in this Item 9.01 as Exhibit 99.1 shall be considered "furnished" but not "filed" for purposes of the Securities Exchange Act of 1934, as amended.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            PEAPACK-GLADSTONE FINANCIAL CORPORATION

Dated: August 2, 2007       By: /s/ Arthur F. Birmingham
                            ----------------------------------------------------
                            Arthur F. Birmingham
                            Executive Vice President and Chief Financial Officer

                                  EXHIBIT INDEX

                  Exhibit No.        Title
                  -----------        -----

                  99.1               Press Release dated August 1, 2007.